SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 10, 2000
                         ------------------------------
                        (Date of earliest event reported)


                           GALILEO INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       1-13153                            36-4156005
----------------          ----------------                  -------------------
(State or other       (Commission File Number)                 (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


           9700 West Higgins Road, Suite 400, Rosemont, Illinois 60018
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 518-4000
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.
                           -------------------------------------

     On March 10, 2000 Galileo International, Inc. (the "Company") and Galileo Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company ("Galileo AC"), consummated the acquisition of TRIP.com, Inc., a Delaware corporation ("TRIP.com") engaged in the online travel reservations business. The acquisition was effected by means of a merger of TRIP.com with and into Galileo AC pursuant to the Merger Agreement by and among the Company, Galileo AC and Trip.com dated February 7, 2000 (the "Merger"). Pursuant to the Merger, shareholders of Trip.com received consideration consisting of an aggregate of $105,085,947 in cash and 5,499,630 shares of common stock of the Company, par value $0.01. Following the merger, TRIP.com became a wholly-owned subsidiary of the Company. The sources of funds for the cash portion of the Merger consideration were proceeds of a loan under a $200,000,000 credit facility with Bank of America.

     The amount of the consideration was determined in arms-length negotiations, wherein the Company and Trip.com each were represented by independent counsel and financial advisors. As a condition to the closing of the Merger, the Company and LaSalle Bank N.A., as escrow agent, entered into an escrow agreement to provide for the escrow of $20,000,000 of the cash portion of the Merger consideration. Such escrow will be available for a period of six months for any adjustments to the Merger consideration that are required by the Merger Agreement.

     The Company is incorporating herein by reference the Merger Agreement, which was filed as Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1999. The Company also is filing herewith the press release issued by the Company as Exhibit 99.2 that is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)      Financial statements of business acquired.
         ------------------------------------------

                           It is impracticable to file the required financial statements at the time this Current Report on Form 8-K is being filed. Such financial statements will be filed within 60 days of March 25, 2000, the latest date on which this Current Report on Form 8-K may be filed.

(b)      Pro forma financial information.
                           --------------------------------

                           It is impracticable to file the required unaudited pro forma financial information at the time this Current Report on Form 8-K is being filed. Such financial statements will be filed within 60 days of March 25, 2000, the latest date on which this Current Report on Form 8-K may be filed.

(c)                        Exhibits.
                           --------

99.1 Merger Agreement by and among Galileo International, Inc., Galileo Acquisition Co. and TRIP.com dated February 7, 2000 (1)

99.2     Press Release

         (1) Incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GALILEO INTERNATIONAL, INC.

                                             By:   /s/ James E. Barlett
                                                   --------------------
                                                   James E. Barlett
                                                   Chairman, President
                                                   and Chief Executive Officer

Dated:            March 24, 2000
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